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                             PARTICIPATION AGREEMENT

                                      AMONG

                        DELAWARE GROUP PREMIUM FUND, INC.

                                       AND

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                                       AND

                            DELAWARE DISTRIBUTORS, LP

          THIS AGREEMENT, made and entered into this 15th day of October,

1999, by and between DELAWARE GROUP PREMIUM FUND, INC., a corporation organized under the laws of Maryland (the "Fund"), and LINCOLN LIFE & ANNUITY

COMPANY OF NEW YORK, a New York insurance corporation (the "Company"), on its own behalf and on behalf of each separate account of the Company named in

Schedule 1 to this Agreement as in effect at the time this Agreement is executed and such other separate accounts that may be added to Schedule 1 from time to time in accordance with the provisions of Article XI of this

Agreement (each such account referred to as the "Account"), and DELAWARE

DISTRIBUTORS, LP, a Delaware limited partnership (the "Distributor").

          WHEREAS, the Fund is engaged in business as an open-end management investment company and was established for the purpose of serving as the investment vehicle for separate accounts established for variable life insurance policies and variable annuity contracts (collectively referred to as "Variable Insurance Products," the owners of such products being referred to as "Product owners") to be offered by insurance companies which have entered into participation agreements with the Fund ("Participating Insurance

Companies"); and

          WHEREAS, the common stock of the Fund (the "Fund shares") consists of separate series ("Series") issuing separate classes of shares ("Series shares"), each such class representing an interest in a particular managed portfolio of securities and other assets; and

          WHEREAS, the Series available to these Variable Insurance Products are listed on Schedule 4, as may be amended; and

          WHEREAS, the Fund filed with the Securities and Exchange Commission

(the "SEC") and the SEC has declared effective a registration statement

(referred to herein as the "Fund Registration Statement" and the prospectus contained therein, or filed pursuant to Rule 497 under the 1933 Act, referred to herein as the "Fund Prospectus") on Form N-lA to register itself as an open-end management investment company under the Investment Company Act of

1940, as amended (the "1940 Act"), and the Fund shares under the Securities

Act of 1933, as amended (the "1933 Act"); and

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         WHEREAS, the Company has filed a registration statement with the SEC to register under the 1933 Act, unless exempt, certain variable annuity contracts described in Schedule 2 to this Agreement as in effect at the time this Agreement is executed and such other variable annuity contracts and variable life insurance policies which may be added to Schedule 2 from time to time in accordance with Article XI of this Agreement (such policies and contracts shall be referred to herein collectively as the "Contracts," each such registration statement for a class or classes of contracts listed on

Schedule 2 being referred to as the "Contracts Registration Statement" and the prospectus for each such class or classes being referred to herein as the

"Contracts Prospectus," and the owners of the such contracts, as distinguished from all Product Owners, being referred to as

"Contractowners"); and

          WHEREAS, each Account, a validly existing separate account, duly authorized by the Company on the date set forth on Schedule 1, sets aside and invests assets attributable to the Contracts; and

          WHEREAS, the Company has registered or will have registered each

Account, unless exempt, with the SEC as a unit investment trust under the

1940 Act before any Contracts are issued by that Account; and

          WHEREAS, the Distributor is registered as a broker-dealer with the

SEC under the Securities Exchange Act of 1934, as amended (the "1934 Act"),

and is a member in good standing of the National Association of Securities

Dealers, Inc. (the "NASD"); and

          WHEREAS, the Distributor and the Fund have entered into an agreement (the "Fund Distribution Agreement") pursuant to which the

Distributor will distribute Fund shares; and

          WHEREAS, Delaware Management Company (the "Investment Manager") is

registered as an investment adviser under the INVESTMENT ADVISERS ACT OF 1940 and any applicable state securities laws and serves as an investment manager to the Fund pursuant to an agreement; and

          WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase Series shares on behalf of each

Account to fund its Contracts and the Distributor is authorized to sell such

Series shares to unit investment trusts such as the Accounts at net asset value;

          NOW, THEREFORE, in consideration of their mutual promises, the

Company, the Fund and the Distributor agree as follows:

ARTICLE I.  SALE OF FUND SHARES

          1.1. The Distributor agrees to sell to the Company those Series shares which the Company orders on behalf of the Account, executing such orders on a daily basis in accordance with Section 1.4 of this Agreement.

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          1.2. The Fund agrees to make the shares of its Series available for purchase by the Company on behalf of the Account at the then applicable net asset value per share on Business Days as defined in Section 1.4 of this

Agreement, and the Fund shall use its best efforts to calculate such net asset value by 6:00 p.m., New York time, on each such Business Day.

Notwithstanding any other provision in this Agreement to the contrary, the

Board of Directors of the Fund (the "Fund Board") may suspend or terminate the offering of Fund shares of any Series, if such action is required by law or by regulatory authorities having jurisdiction or if, in the sole discretion of the Fund Board acting in good faith and in light of its fiduciary duties under Federal and any applicable state laws, suspension or termination is necessary and in the best interests of the shareholders of any

Series (it being understood that "shareholders" for this purpose shall mean

Product owners). Such suspension or termination of the offering of any Series of Fund shares does not by itself constitute the termination of this

Agreement.

          1.3. The Fund agrees to redeem, at the Company's request, any full or fractional shares of the Fund held by the Account or the Company,

executing such requests at the net asset value on a daily basis in accordance with Section 1.4 of this Agreement, the applicable provisions of the 1940 Act and the then currently effective Fund Prospectus. Notwithstanding the foregoing, the Fund may delay redemption of Fund shares of any Series to the extent permitted by the 1940 Act, any rules, regulations or orders thereunder, or the then currently effective Fund Prospectus.

          1.4.

                (a) For purposes of Sections 1.1, 1.2 and 1.3, the Company shall be the agent of the Fund for the limited purpose of receiving redemption and purchase requests from the Account (but not from the general account of the Company), and receipt on any Business Day by the Company as such limited agent of the Fund prior to the time prescribed in the current Fund Prospectus (which as of the date of execution of this Agreement is the close of trading on the New York

          Stock Exchange) shall constitute receipt by the Fund on that same

          Business Day, provided that the Fund receives notice of such redemption or purchase request by 11:00 a.m., New York time on the next following Business Day. For purposes of this Agreement,

          "Business Day" shall mean any day on which the New York Stock

          Exchange is open for trading.

               (b) The Company shall pay for shares of each Series on the same day that it places an order with the Fund to purchase those

          Series shares for an Account. Payment for Series shares will be made by the Account or the Company in Federal Funds transmitted to the Fund by wire to be received by 11:00 a.m., New York time on the day the Fund is properly notified of the purchase order for Series shares. If Federal Funds are not received on time, such funds will be invested, and Series shares purchased thereby will be issued, as soon as practicable.

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               (c) Payment for Series shares redeemed by the Account or the

          Company will be made in Federal Funds transmitted to the Company by wire on the day the Fund is notified of the redemption order of

          Series shares, except that the Fund reserves the right to delay payment of redemption proceeds, but in no event may such payment be delayed longer than the period permitted under Section 22(e) of the

          1940 Act. Neither the Fund nor the Distributor shall bear any responsibility whatsoever for the proper disbursement or crediting of redemption proceeds; the Company alone shall be responsible for such action.

          1.5. Issuance and transfer of Fund shares will be by book entry only. Stock certificates will not be issued to the Company or the Account.

Purchase and redemption orders for Fund shares will be recorded in an appropriate ledger for the Account or the appropriate subaccount of the

Account.

          1.6. The Fund shall furnish notice as soon as reasonably

practicable to the Company of any income dividends or capital gain distributions payable on any Series shares. The Company, on its behalf and on behalf of the Account, hereby elects to receive all such dividends and distributions as are payable on any Series shares in the form of additional shares of that Series. The Company reserves the right, on its behalf and on behalf of the Account, to revoke this election and to receive all such dividends in cash. The Fund shall notify the Company of the number of Series shares so issued as payment of such dividends and distributions.

          1.7 The Fund shall use its best efforts to make the net asset value per share for each Series available to the Company by 6 p.m., New York time each Business Day, and in any event, as soon as reasonably practicable after the net asset value per share for such Series is calculated, and shall calculate such net asset value in accordance with the then currently effective Fund Prospectus. Neither the Fund, any Series, the Distributor, nor

the Investment Manager nor any of their affiliates shall be liable for any information provided to the Company pursuant to this Agreement which information is based on incorrect information supplied by the Company to the

Fund, the Distributor or the Investment Manager.

          1.8

               (a) The Company may withdraw the Account's investment in the

          Fund or a Series only: (i) as necessary to facilitate Contract owner requests; (ii) upon a determination by a majority of the Fund

          Board, or a majority of disinterested Fund Board members, that an irreconcilable material conflict exists among the interests of (x)

          any Product Owners or (y) the interests of the Participating

          Insurance Companies investing in the Fund; (iii) upon requisite vote of the Contractowners having an interest in the affected

          Series to substitute the shares of another investment company for

          Series shares in accordance with the terms of the Contracts; (iv)

          as required by state and/or federal laws or regulations or judicial or other legal precedent of general application; or (v) at the

          Company's sole discretion, pursuant to an order of the SEC under

          Section 26(b) of the 1940 Act.

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               (b) The parties hereto acknowledge that the arrangement

          contemplated by this Agreement is not exclusive and that the Fund shares may be sold to other insurance companies (subject to Section

          1.9 hereof) and the cash value of the Contracts may be invested in other investment companies.

               (c) The Company shall not, without prior notice to the

          Distributor (unless otherwise required by applicable law), take any action to operate the Account as a management investment company under the 1940 Act.

          1.9. The Fund and the Distributor agree that Fund shares will be sold only to Participating Insurance Companies and their separate accounts.

The Fund and the Distributor will not sell Fund shares to any insurance company or separate account unless an agreement complying with Article VII of this Agreement is in effect to govern such sales. No Fund shares of any

Series will be sold to the general public.

ARTICLE II.  REPRESENTATIONS AND WARRANTIES

          2.1 The Company represents and warrants (a) that the Contracts are registered under the 1933 Act or will be so registered before the issuance thereof, unless exempt, (b) that the Contracts will be issued in compliance in all material respects with all applicable Federal and state laws and (c)

that the Company will require of every person distributing the Contracts that the Contracts be offered and sold in compliance in all material respects with all applicable Federal and state laws. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly authorized each

Account as a separate account under Section 4240 of the New York Insurance

Law (NYIL), and has registered or, prior to the issuance of any Contracts,

will register each Account as a unit investment trust in accordance with the provisions of the 1940 Act, unless exempt, to serve as a separate account for its Contracts, and that it will maintain such registrations for so long as the law requires.

          2.2. The Fund represents and warrants that Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act and duly authorized for issuance in accordance with applicable law and that the Fund is and shall remain registered under the 1940 Act for so long as the Fund shares are sold. The Fund further represents and warrants that it is a corporation duly organized and in good standing under the laws of Maryland.

          2.3. The Fund represents and warrants that it currently qualifies as a Regulated Investment Company under Subchapter M of the Internal Revenue

Code of 1986, as amended (the "Code"). The Fund further represents and warrants that it will make every effort to continue to qualify and to maintain such qualification (under Subchapter M or any successor or similar provision), and that it will notify the Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

          2.4. The Fund represents and warrants that it will comply with

Section 817(h) of the Code, and all regulations issued thereunder.

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          2.5. The Company represents that the Contracts are currently and at the time of issuance will be treated as annuity contracts or life insurance policies, whichever is appropriate, under applicable provisions of the Code.

The Company shall make every effort to maintain such treatment and shall notify the Fund and the Distributor immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.

          2.6. The Fund represents that the Fund's investment policies, fees and expenses, and operations are and shall at all times remain in material compliance with the laws of the state of Maryland, to the extent required to perform this Agreement; and with state-mandated investment restrictions (if any) set forth on Schedule 3, as amended from time to time by the Company in accordance with Section 6.6. The Fund, however, makes no representation as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies) otherwise complies with the insurance laws or regulations of any state. The Company alone shall be responsible for informing the Fund of any investment restrictions imposed by state insurance law and applicable to the Fund.

          2.7. The Distributor represents and warrants that it is duly registered as a broker-dealer under the 1934 Act, a member in good standing of the NASD, and duly registered as a broker-dealer under applicable state securities laws; its operations are in compliance with applicable law, and it will distribute the Fund shares according to applicable law.

          2.8. The Distributor, on behalf of the Investment Manager,

represents and warrants that the Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940 and is in compliance with applicable federal and state securities laws.

          2.9. The Fund represents and warrants that it has and maintains a fidelity bond in accordance with Rule 17g-1 under the 1940 Act. The Fund will immediately notify the Company in the event the fidelity bond coverage should lapse at any time.

ARTICLE III.  PROSPECTUSES AND PROXY STATEMENTS; SALES MATERIAL AND OTHER

              INFORMATION

          3.1. The Distributor shall provide the Company with as many copies of the current Fund Prospectus as the Company may reasonably request. If requested by the Company in lieu thereof, the Fund at its expense shall provide to the Company a camera-ready copy of the current Fund Prospectus suitable for printing and other assistance as is reasonably necessary in order for the Company to have a new Contracts Prospectus printed together with the Fund Prospectus in one document. See Article V for a detailed explanation of the responsibility for the cost of printing and distributing

Fund prospectuses.

          3.2. The Fund Prospectus shall state that the Statement of

Additional Information for the Fund is available from the Distributor (or, in the Fund's discretion, the Fund Prospectus shall state that such Statement is available from the Fund), and the Distributor (or the Fund) shall provide such Statement free of charge to the Company and to any outstanding or prospective Contractowner who requests such Statement.

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          3.3.

               (a) The Fund at its expense shall provide to the Company a camera-ready copy of the Fund's shareholder reports and other communications to shareholders (except proxy material), in each case in a form suitable for printing. The Fund shall be responsible for the costs of printing and distributing these materials to

          Contractowners.

               (b) The Fund at its expense shall be responsible for

          preparing, printing and distributing its proxy material. The

          Company will provide the appropriate Contractowner names and addresses to the Fund for this purpose.

          3.4. The Company shall furnish each piece of sales literature or other promotional material in which the Fund or the Investment Manager is named to the

Fund or the Distributor prior to its use. No such material shall be used, except with the prior written permission of the Fund or the Distributor. The Fund and the Distributor agree to respond to any request for approval on a prompt and timely basis. Failure of the Fund to respond within 10 days of the request by the Company shall relieve the Company of the obligation to obtain the prior written permission of the Fund or the Distributor.

          3.5. The Company shall not give any information or make any representations or statements on behalf of the Fund or concerning the Fund other than the information or representations contained in the Fund Registration

Statement or Fund Prospectus, as such Registration Statement and Prospectus may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved by the Fund or by the Distributor, except with the prior written permission of the

Fund or the Distributor. The Fund agrees to respond to any request for permission on a prompt and timely basis. If neither the Fund nor the Distributor responds within 10 days of a request by the Company, then the Company shall be relieved of the obligation to obtain the prior written permission of the Fund.

          3.6. The Fund and the Distributor shall not give any information or make any representations on behalf of the Company or concerning the Company, the

Account or the Contracts other than the information or representations contained in the Contracts Registration Statement or Contracts Prospectus, as such

Registration Statement and Prospectus may be amended or supplemented from time to time, or in published reports of the Account which are in the public domain or approved in writing by the Company for distribution to Contractowners, or in sales literature or other promotional material approved in writing by the

Company, except with the prior written permission of the Company. The Company agrees to respond to any request for permission on a prompt and timely basis. If the Company fails to respond within 10 days of a request by the Fund or the

Distributor, then the Fund and the Distributor are relieved of the obligation to obtain the prior written permission of the Company.

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          3.7. The Fund will provide to the Company at least one complete copy of all Fund Registration Statements, Fund Prospectuses, Statements of

Additional Information, annual and semi-annual reports and other reports,

proxy statements, sales literature and other promotional materials,

applications for exemptions, requests for no-action letters, and all amendments or supplements to any of the above, that relate to the Fund or

Fund shares, promptly after the filing of such document with the SEC or other regulatory authorities.

          3.8. The Company will provide to the Fund at least one complete copy of all Contracts Registration Statements, Contracts Prospectuses,

Statements of Additional Information, Annual and Semi-annual Reports, sales literature and other promotional materials, and all amendments or supplements to any of the above, that relate to the Contracts, promptly after the filing of such document with the SEC or other regulatory authorities.

          3.9. Each party will provide to the other party copies of draft versions of any registration statements, prospectuses, statements of additional information, reports, proxy statements, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments or supplements to any of the above, to the extent that the other party reasonably needs such information for purposes of preparing a report or other filing to be filed with or submitted to a regulatory agency. If a party requests any such information before it has been filed, the other party will provide the requested information if then available and in the version then available at the time of such request.

          3.10. For purposes of this Article III, the phrase "sales

literature or other promotional material" includes, but is not limited to,

advertisements (such as material published, or designed for use, in a newspaper, magazine or other periodical, radio, television, telephone or tape recording, videotape display, computer net site, signs or billboards, motion pictures or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, in print or electronically, including brochures, circulars, research reports, market letters, form letters, seminar texts, or reprints or excerpts of any other advertisement, sales literature, or published article),

educational or training materials or other communications distributed or made generally available to some or all agents or employees, registration statements, prospectuses, Statements of Additional Information, shareholder reports and proxy materials, and any other material constituting sales literature or advertising under state insurance laws, NASD rules, the 1940

Act or the 1933 Act.

ARTICLE IV.  VOTING

          4.1 Subject to applicable law and the order referred to in Article

VII, the Fund shall: solicit voting instructions from Contractowners;

          4.2 Subject to applicable law and the order referred to in Article

VII, the Company shall:

               (a) vote Fund shares of each Series attributable to

          Contractowners in accordance with instructions or proxies received in timely fashion from such Contractowners;

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               (b) vote Fund shares of each Series attributable to

          Contractowners for which no instructions have been received in the same proportion as Fund shares of such Series for which

          instructions have been received in timely fashion; and

               (c) vote Fund shares of each Series held by the Company on its own behalf or on behalf of the Account that are not attributable to

          Contractowners in the same proportion as Fund shares of such Series for which instructions have been received in timely fashion.

The Company shall be responsible for assuring that voting privileges for the

Accounts are calculated in a manner consistent with the provisions set forth above.

ARTICLE V. FEES AND EXPENSES

          All expenses incident to performance by the Fund under this

Agreement (including expenses expressly assumed by the Fund pursuant to this

Agreement) shall be paid by the Fund to the extent permitted by law. Except as may otherwise be provided in Section 1.4 and Article VII of this

Agreement, the Company shall not bear any of the expenses for the cost of registration and qualification of the Fund shares under Federal and any state securities law, preparation and filing of the Fund Prospectus and Fund

Registration Statement, the preparation of all statements and notices required by any Federal or state securities law, all taxes on the issuance or transfer of Fund shares, and any expenses permitted to be paid or assumed by the Fund pursuant to a plan, if any, under Rule 12b-1 under the 1940 Act.

          The Fund is responsible for the cost of printing and distributing

Fund Prospectuses and SAIs to existing Contractowners. (If for this purpose the Company prints the Fund Prospectuses and SAIs in a booklet containing disclosure for the Contracts and for underlying funds other than those of the

Fund, then the Fund shall pay only its proportionate share of the total cost to distribute the booklet to existing Contractowners.)

          The Company is responsible for the cost of printing and

distributing Fund prospectuses and SAIs for new sales; and Account

Prospectuses and SAIs for existing Contractowners. The Company shall have the final decision on choice of printer for all Prospectuses and SAIs.

ARTICLE VI.  COMPLIANCE UNDERTAKINGS

          6.1. The Fund undertakes to comply with Subchapter M and Section

817(h) of the Code, and all regulations issued thereunder.

          6.2. The Company shall amend the Contracts Registration Statements under the 1933 Act and the Account's Registration Statement under the 1940

Act from time to time as required in order to effect the continuous offering of the Contracts or as may otherwise be required by applicable law. The

Company shall register and qualify the Contracts for sale to the extent required by applicable securities laws of the various states.

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          6.3. The Fund shall amend the Fund Registration Statement under the

1933 Act and the 1940 Act from time to time as required in order to effect for so long as Fund shares are sold the continuous offering of Fund shares as described in the then currently effective Fund Prospectus. The Fund shall register and qualify Fund shares for sale to the extent required by applicable securities laws of the various states.

          6.4. The Company shall be responsible for assuring that any prospectus offering a Contract that is a life insurance contract where it is reasonably possible that such Contract would be deemed a "modified endowment contract," as that term is defined in Section 7702A of the Code, will describe the circumstances under which a Contract could be treated as a modified endowment contract (or policy).

          6.5. To the extent that it decides to finance distribution expenses pursuant to Rule 12b-1, the Fund undertakes to have a Fund Board of

Directors, a majority of whom are not interested persons of the Fund,

formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

          6.6.

               (a) The Company shall amend Schedule 3 when appropriate in order to inform the Fund of any applicable state-mandated

          investment restrictions with which the Fund must comply.

               (b) Should the Fund or the Distributor become aware of any restrictions which may be appropriate for inclusion in Schedule 3,

          the Company shall be informed immediately of the substance of those restrictions.

ARTICLE VLI.  POTENTIAL CONFLICTS

          7.1. The Company has reviewed a copy of the order (the "Mixed and

Shared Funding Order") dated November 2, 1987 of the Securities and Exchange

Commission under Section 6(c) of the Act and, in particular, has reviewed the conditions to the relief set forth in the related Notice. As set forth therein, the Company agrees to report to the Board of Directors of the Fund

(the "Board") any potential or existing conflicts between the interests of

Product Owners of all separate accounts investing in the Fund, and to assist the Board in carrying out its responsibilities under the conditions of the

Mixed and Shared Funding Order by providing all information reasonably necessary for the Board to consider any issues raised, including information as to a decision to disregard voting instructions of variable Contractowners.

          7.2. If a majority of the Board, or a majority of disinterested

Board Members, determines that a material irreconcilable conflict exists, the

Board shall give prompt notice to all Participating Insurance Companies.

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               (a) If a majority of the whole Board, after notice to the

          Company and a reasonable opportunity for the Company to appear before it and present its case, determines that the Company is responsible for said conflict, and if the Company agrees with that determination, the Company shall, at its sole cost and expense,

          take whatever steps are necessary to remedy the irreconcilable material conflict. These steps could include: (i) withdrawing the assets allocable to some or all of the affected Accounts from the

          Fund or any Series and reinvesting such assets in a different investment vehicle, including another Series of the Fund, or submitting the question of whether such segregation should be implemented to a vote of all affected Contractowners and, as appropriate, segregating the assets of any particular group (i.e.,

          variable annuity Contractowners, variable life insurance

          policyowners, or variable Contractowners of one or more

          Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected Contractowners the option of making such a change; and (ii) establishing a new registered mutual fund or management separate account, or taking such other action as is necessary to remedy or eliminate the irreconcilable material conflict.

               (b) If the Company disagrees with the Board's determination,

          the Company shall file a written protest with the Board, reserving its right to dispute the determination as between just the Company and the Fund. After reserving that right the Company, although disagreeing with the Board that it (the Company) was responsible for the conflict, shall take the necessary steps, under protest, to remedy the conflict, substantially in accordance with paragraph (a)

          just above, for the protection of Contractowners.

               (c) As between the Company and the Fund, if within 45 days after the Board's determination the Company elects to press the dispute, it shall so notify the Board in writing. The parties shall then attempt to resolve the matter amicably through negotiation by individuals from each party who are authorized to settle the controversy.

If the matter has not been amicably resolved within 60 days from the date of the Company's notice of its intent to press the dispute, then before either party shall undertake to litigate the dispute it shall be submitted to non-binding arbitration conducted expeditiously in accordance with the CPR

Rules for Non-Administered Arbitration of Business Disputes, by a sole arbitrator; PROVIDED, HOWEVER, that if one party has requested the other party to seek an amicable resolution and the other party has failed to participate, the requesting party may initiate arbitration before expiration of the 60-day period set out just above.

If within 45 days of the commencement of the process to select an arbitrator the parties cannot agree upon the arbitrator, then he or she will be selected from the CPR Panels of Neutrals. The arbitration shall be governed by the

United States Arbitration Act, 9 U.S.C. Sec. 1-16. The place of arbitration shall be Syracuse, New York. The Arbitrator is not empowered to award damages in excess of compensatory damages.

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               (d) If the Board shall determine that the Fund or another

          insurer was responsible for the conflict, then the Board shall notify the Company immediately of that determination. The Fund shall assure the Company that it (the Fund) or that other insurer,

          as applicable, shall, at its sole cost and expense, take whatever steps are necessary to eliminate the conflict.

          7.3. If a material irreconcilable conflict arises because of the

Company's decision to disregard Contractowner voting instructions and that decision represents a minority position or would preclude a majority vote,

the Company shall withdraw (without charge or penalty) the Account's investment in the Fund, if the Fund so elects.

          7.4 Subject to the terms of Section 7.2 above, the Company shall carry out the responsibility to take remedial action in the event of a Board determination of an irreconcilable material conflict with a view only to the interests of Contractowners.

          7.5. For purposes of this Article, a majority of the disinterested members of the Board shall determine whether or not any proposed action adequately remedies any irreconcilable conflict, but in no event will the

Fund be required to establish a new funding medium for any variable contract,

nor will the Company be required to establish a new funding medium for any

Contract if an offer to do so has been declined by a vote of a majority of affected Contractowners.

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ARTICLE VIII.  INDEMNIFICATION

          8.1. INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless the Fund, the Distributor and each person who controls or is associated with the Fund (other than another Participating

Insurance Company) or the Distributor within the meaning of such terms under the federal securities laws and any officer, trustee, director, employee or agent of the foregoing, against any and all losses, claims, damages or liabilities, joint or several (including any investigative, legal and other expenses reasonably incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which they or any of them may become subject under any statute or regulation,

at common law or otherwise, insofar as such losses, claims, damages or liabilities:

               (a) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the

          Contracts Registration Statement, Contracts Prospectus, sales literature or other promotional material for the Contracts or the

          Contracts themselves (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made;

          provided that this obligation to indemnify shall not apply if such statement or omission or such alleged statement or alleged omission was made in reliance upon and in conformity with information furnished in writing to the Company by the Fund or the Distributor

          (or a person authorized in writing to do so on behalf of the Fund or the Distributor) for use in the Contracts Registration

          Statement, Contracts Prospectus or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

               (b) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact by or on behalf of the

          Company (other than statements or representations contained in the

          Fund Registration Statement, Fund Prospectus or sales literature or other promotional material of the Fund not supplied by the Company or persons under its control) or wrongful conduct of the Company or persons under its control with respect to the sale or distribution of the Contracts or Fund shares; or

               (c) arise out of any untrue statement or alleged untrue

          statement of a material fact contained in the Fund Registration

          Statement, Fund Prospectus or sales literature or other promotional material of the Fund or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, if such statement or omission was made in reliance upon and in conformity with information furnished to the

          Fund by or on behalf of the Company; or

               (d) arise as a result of any failure by the Company to provide the services and furnish the materials or to make any payments under the terms of this Agreement; or

                                        13


               (e) arise out of any material breach by the Company of this

          Agreement, including but not limited to any failure to transmit a request for redemption or purchase of Fund shares on a timely basis in accordance with the procedures set forth in Article 1; or

               (f) arise as a result of the Company's providing the Fund with inaccurate information, which causes the Fund to calculate its Net

          Asset Values incorrectly.

This indemnification will be in addition to any liability which the Company may otherwise have; provided, however, that no party shall be entitled to indemnification if such loss, claim, damage or liability is due to the wilful misfeasance, bad faith, gross negligence or reckless disregard of duty by the party seeking indemnification.

          8.2. INDEMNIFICATION BY THE DISTRIBUTOR. The Distributor agrees to indemnify and hold harmless the Company and each person who controls or is associated with the Company within the meaning of such terms under the federal securities laws and any officer, director, employee or agent of the foregoing, against any and all losses, claims, damages or liabilities, joint or several (including any investigative, legal and other expenses reasonably incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which they or any of them may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities:

               (a) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Fund

          Registration Statement, Fund Prospectus (or any amendment or supplement thereto) or sales literature or other promotional material of the Fund, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made; provided that this obligation to indemnify shall not apply if such statement or omission or alleged statement or alleged omission was made in reliance upon and in conformity with

          information furnished in writing by the Company to the Fund or the

          Distributor for use in the Fund Registration Statement, Fund

          Prospectus (or any amendment or supplement thereto) or sales literature for the Fund or otherwise for use in connection with the sale of the Contracts or Fund shares; or

               (b) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by the Distributor or the Fund (other than statements or representations contained in the Fund Registration Statement, Fund Prospectus or sales

          literature or other promotional material of the Fund not supplied by the Distributor or the Fund or persons under their control) or wrongful conduct of the Distributor or persons under its control with respect to the sale or distribution of the Contracts or Fund shares; or

                                        14


               (c) arise out of any untrue statement or alleged untrue

          statement of a material fact contained in the Contract's

          Registration Statement, Contracts Prospectus or sales literature or other promotional material for the Contracts (or any amendment or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, if such statement or omission was made in reliance upon information furnished in writing by the Distributor or the Fund to the Company (or a person authorized in writing to do so on behalf of the Fund or the

          Distributor); or

               (d) arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this

          Agreement (including, but not by way of limitation, a failure,

          whether unintentional or in good faith or otherwise: (i) to comply with the diversification requirements of Article VI of this

          Agreement; and (ii) to provide the Company with accurate

          information sufficient for it to calculate its accumulation and/or annuity unit values in timely fashion as required by law and by the

          Contracts Prospectuses); or

               (e) arise out of any material breach by the Distributor or the

          Fund of this Agreement.

This indemnification will be in addition to any liability which the

Distributor may otherwise have; provided, however, that no party shall be entitled to indemnification if such loss, claim, damage or liability is due to the wilful misfeasance, bad faith, gross negligence or reckless disregard of duty by the party seeking indemnification.

                                        15


          8.3. INDEMNIFICATION PROCEDURES. After receipt by a party entitled to indemnification ("indemnified party") under this Article VIII of notice of the commencement of any action, if a claim in respect thereof is to be made by the indemnified party against any person obligated to provide indemnification under this Article VIII ("indemnifying party"), such indemnified party will notify the indemnifying party in writing of the commencement thereof as soon as practicable thereafter, provided that the omission to so notify the indemnifying party will not relieve it from any liability under this Article VIII, except to the extent that the omission results in a failure of actual notice to the indemnifying party and such indemnifying party is damaged solely as a result of the failure to give such notice. The indemnifying party, upon the request of the indemnified party,

shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

          A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained in this Article

VIII. The indemnification provisions contained in this Article VIII shall survive any termination of this Agreement.

ARTICLE IX. APPLICABLE LAW

          9.1. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of New York.

          9.2. This Agreement shall be subject to the provisions of the 1933,

1934 and 1940 Acts, and the rules and regulations and rulings thereunder,

including such exemptions from those statutes, rules and regulations as the

SEC may grant, and the terms hereof shall be limited, interpreted and construed in accordance therewith.

ARTICLE X. TERMINATION

          10.1. This Agreement shall terminate:

               (a) at the option of any party upon six months advance written notice to the other parties; or

                                        16


               (b) at the option of the Company if shares of any Series are not available to meet the requirements of the Contracts as determined by the Company. Prompt notice of the election to terminate for such cause shall be furnished by the Company.

          Termination shall be effective ten days after the giving of notice by the Company; or

               (c) at the option of the Fund upon institution of formal

          proceedings against the Company by the NASD, the SEC, the insurance commission of any state or any other regulatory body regarding the

          Company's duties under this Agreement or related to the sale of the

          Contracts, the operation of the Account, the administration of the

          Contracts or the purchase of Fund shares, or an expected or anticipated ruling, judgment or outcome which would, in the Fund's reasonable judgment, materially impair the Company's ability to perform the Company's obligations and duties hereunder; or

               (d) at the option of the Company upon institution of formal proceedings against the Fund, the Distributor, the Investment

          Manager or any Sub-Investment Manager, by the NASD, the SEC, or any

          state securities or insurance commission or any other regulatory body regarding the duties of the Fund or the Distributor under this

          Agreement, or an expected or anticipated ruling, judgment or outcome which would, in the Company's reasonable judgment,

          materially impair the Fund's or the Distributor's ability to perform Fund's or Distributor's obligations and duties hereunder; or

               (e) at the option of the Company upon institution of formal proceedings against the Investment Manager or Sub-investment

          Manager by the NASD, the SEC, or any state securities or insurance commission or any other regulatory body which would, in the good faith opinion of the Company, result in material harm to the

          Accounts, the Company, or Contractowners.

               (f) upon requisite vote of the Contractowners having an

          interest in the affected Series (unless otherwise required by applicable law) and written approval of the Company, to substitute the shares of another investment company for the corresponding

          Series shares of the Fund in accordance with the terms of the

          Contracts; or

               (g) at the option of the Fund in the event any of the

          Contracts are not registered, issued or sold in accordance with applicable Federal and/or state law; or

               (h) at the option of the Company or the Fund upon a

          determination by a majority of the Fund Board, or a majority of disinterested Fund Board members, that an irreconcilable material conflict exists among the interests of (i) any Product owners or

          (ii) the interests of the Participating Insurance Companies investing in the Fund; or

               (i) at the option of the Company if the Fund ceases to qualify as a Regulated Investment Company under Subchapter M of the Code,

          or under any successor or similar provision, or if the Company reasonably believes, based on an opinion of its counsel, that the

          Fund may fail to so qualify; or

                                        17


               (j) at the option of the Company if the Fund fails to meet the diversification requirements specified in Section 817(h) of the

          Code and any regulations thereunder; or

               (k) at the option of the Fund if the Contracts cease to

          qualify as annuity contracts or life insurance policies, as applicable, under the Code, or if the Fund reasonably believes that the Contracts may fail to so qualify; or

               (l) at the option of either the Fund or the Distributor if the

          Fund or the Distributor, respectively, shall determine, in their sole judgment exercised in good faith, that either (1) the Company shall have suffered a material adverse change in its business or financial condition; or (2) the Company shall have been the subject of material adverse publicity which is likely to have a material adverse impact upon the business and operations of either the Fund or the Distributor; or

               (m) at the option of the Company, if the Company shall

          determine, in its sole judgment exercised in good faith, that either: (1) the Fund and the Distributor, or either of them, shall have suffered a material adverse change in their respective businesses or financial condition; or (2) the Fund or the

          Distributor, or both of them, shall have been the subject of material adverse publicity which is likely to have a material adverse impact upon the business and operations of the Company; or

               (n) upon the assignment of this Agreement (including, without limitation, any transfer of the Contracts or the Accounts to another insurance company pursuant to an assumption reinsurance agreement) unless the non-assigning party consents thereto or unless this Agreement is assigned to an affiliate of the

          Distributor.

          10.2. NOTICE REQUIREMENT. Except as otherwise provided in Section

10.1, no termination of this Agreement shall be effective unless and until the party terminating this Agreement gives prior written notice to all other parties to this Agreement of its intent to terminate, and that notice shall set forth the basis for such termination. Furthermore:

               (a) In the event that any termination is based upon the

          provisions of Article VII or the provisions of Section 10.1(a) of this Agreement, such prior written notice shall be given in advance of the effective date of termination as required by such

          provisions; and

               (b) In the event that any termination is based upon the

          provisions of Section 10.1(c) or 10.1(d) of this Agreement, such prior written notice shall be given at least ninety (90) days before the effective date of termination, or sooner if required by law or regulation.

               (c) In the event that any termination is based upon the

          provisions of Section 10.1(e) of this Agreement, such prior written notice shall be given at least sixty (60) days before the date of any proposed vote to replace the Fund's shares.

                                        18


          10.3. EFFECT OF TERMINATION

               (a) Notwithstanding any termination of this Agreement pursuant to Section 10.1 of this Agreement, the Fund and the Distributor will, at the option of the Company, continue to make available additional Fund shares for so long after the termination of this

          Agreement as the Company desires, pursuant to the terms and conditions of this Agreement as provided in paragraph (b) below,

          for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as ("Existing Contracts").

          Specifically, without limitation, if the Company so elects to make additional Fund shares available, the owners of the Existing

          Contracts or the Company, whichever shall have legal authority to do so, shall be permitted to reallocate investments in the Fund,

          redeem investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under the Existing Contracts.

               (b) In the event of a termination of this Agreement pursuant to Section 10.1 of this Agreement, the Fund and the Distributor shall promptly notify the Company whether the Distributor and the

          Fund will continue to make Fund shares available after such termination. If Fund shares continue to be made available after such termination, the provisions of this Agreement shall remain in effect except for Section 10.1(a) and thereafter either the Fund or the Company may terminate the Agreement, as so continued pursuant to this Section 10.3, upon prior written notice to the other party,

          such notice to be for a period that is reasonable under the circumstances but, if given by the Fund, need not be for more than six months.

               (c) The parties agree that this Section 10.3 shall not apply to any termination made pursuant to Article VII or any conditions or undertakings incorporated by reference in Article VII, and the effect of such Article VII termination shall be governed by the provisions set forth or incorporated by reference therein.

ARTICLE XI.  APPLICABILITY TO NEW ACCOUNTS AND NEW CONTACTS

          The parties to this Agreement may amend the schedules to this

Agreement from time to time to reflect changes in or relating to the

Contracts and to add new classes of variable annuity contracts and variable life insurance policies to be issued by the Company through a Separate

Account investing in the Fund. The provisions of this Agreement shall be equally applicable to each such class of contracts or policies, unless the context otherwise requires. The schedule of available series in the Fund may also be amended from time to time.

                                        19


ARTICLE XII.  NOTICES

          Any notice shall be sufficiently given when sent by registered or certified mail to the other party(ies) at the address of such party(ies) set forth below or at such other address as such party(ies) may from time to time specify in writing to the other party.

                           If to the Fund:

                                    Delaware Group Premium Fund, Inc.

                                    1818 Market Street

                                    Philadelphia, PA 19103

                                    Attn: Christopher Price

                           If to the Company:

                                    Lincoln Life & Annuity Company of New York

                                    120 Madison Street, Suite 1700

                                    Syracuse, New York 13202-2802

                                    Attn: Troy Panning

                           If to the Distributor:

                                    Delaware Distributors, Inc.

                                    1818 Market Street

                                    Philadelphia, PA 19103

                                    Attn: Bruce D. Barton

ARTICLE XIII.  MISCELLANEOUS

          13.1. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

          13.2. This Agreement may be executed simultaneously in two or more counterparts, each of which together shall constitute one and the same instrument.

          13.3. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the

Agreement shall not be affected thereby.

          13.4. Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the

SEC, the NASD and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

                                        20


          13.5. Each party represents that the execution and delivery of this

Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate or trust action, as applicable, by such party, and when so executed and delivered this Agreement will be the valid and binding obligation of such party enforceable in accordance with its terms.

          IN WITNESS WHEREOF, each of the parties hereto has caused this

Agreement to be executed in its name and behalf by its duly authorized officer on the date specified below.

                                DELAWARE GROUP PREMIUM FUND, INC. (Fund)

Date:                           By: /s/ David K. Downes

      ----------------             -----------------------------------------

                                Name:   David K. Downes

                                Title:  President and Chief Executive Officer

                                LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                                (Company)

Date: 11-5-99                   By: /s/ Joanne B. Collins

      ----------------             -----------------------------------------

                                Name:   Joanne B. Collins

                                Title:  President

                                DELAWARE DISTRIBUTORS, LP (Distributor)

                                by DELAWARE DISTRIBUTORS, INC. (General Parties)

Date:                           By: /s/ Bruce D. Barton

      ----------------             -----------------------------------------

                                Name:   Bruce D. Barton

                                Title:  President

                                        21


                                   SCHEDULE 1

         Separate Accounts of Lincoln Life & Annuity Company of New York

                              Investing in the Fund

                             As of October 11, 1999




Separate Account                                     Date Created

----------------                                     ------------


Lincoln Life & Annuity Separate Account M            November 24, 1997

Lincoln Life & Annuity Separate Account N            March 11, 1999

Lincoln Life & Annuity Separate Account R            January 29, 1998

Lincoln Life & Annuity Separate Account S            March 2, 1999



                                        22


                                   SCHEDULE 2

                           Variable Annuity Contracts

                      and Variable Life Insurance Policies

                         Supported by Separate Accounts

                              Listed on Schedule 1

                             As of October 15, 1999

LLANY FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE - VUL

CHOICE PLUS VARIABLE ANNUITY

LLANY FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE - SVUL

CVUL

                                        23


                                   SCHEDULE 3

                     State-mandated Investment Restrictions

                             Applicable to the Fund

                             As of October 11, 1999

None.

                                        24


                                   SCHEDULE 4

                          Series in the Fund Available

                          to the Contracts and Policies

                              Listed on Schedule 2

                             As of October 15, 1999

Trend Series

Emerging Markets Series

Small Cap Value Series

Delchester Series

REIT Series

Devon Series

                                        25


                                   SCHEDULE 1

         Separate Accounts of Lincoln Life & Annuity Company of New York

                              Investing in the Fund

                                As of May 1, 2000




Separate Account                                                                Date Created

----------------                                                                ------------


Lincoln Life & Annuity Variable Annuity Separate Account L                      July 24, 1996

Lincoln Life & Annuity Flexible Premium Variable Life Account M                 November 24, 1997

Lincoln New York Separate Account N for Variable Annuities                      March 11, 1999

LLANY Separate Account R for Flexible Premium Variable Life Insurance           January 29, 1998

LLANY Separate Account S for Flexible Premium Variable Life Insurance           March 2, 1999




                                   SCHEDULE 2

                           Variable Annuity Contracts

                      and Variable Life Insurance Policies

                         Supported by Separate Accounts

                              Listed on Schedule 1

                                As of May 1, 2000

LINCOLN VUL

DELWARE-LINCOLN CHOICE PLUS VARIABLE ANNUITY

LINCOLN SVUL

LINCOLN CVUL

GROUP VARIABLE ANNUITY (GVA) I, II, III


                                  AMENDMENT TO

                                   SCHEDULE 4

                          Series in the Fund Available

                          to the Contracts and Policies

                              Listed on Schedule 2

                                As of May 1, 2000

Trend Series

Emerging Markets Series

Small Cap Value Series

High Yield Series

REIT Series

Devon Series

Growth & Income

Select Growth

Social Awareness

International Equity

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedules 1, 2 and 4 to be executed in its name and behalf by its duly authorized officer on the date specified below.

                             DELAWARE GROUP PREMIUM FUND (Fund)

Date: 5/1/2000               By: /s/ David K. Downes

      ----------------           ---------------------------------------------

                                    David K. Downes

                                    President and Chief Executive Officer

                             LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                             (Company)

Date: 3/29/00                By: /s/ Troy D. Panning

      ----------------           ---------------------------------------------

                                    Troy D. Panning

                                    CFO/2nd Vice President

                             DELAWARE DISTRIBUTORS, LP (Distributor)

                             by DELAWARE DISTRIBUTORS, INC. (General Parties)

Date: 5/1/2000                By: /s/ Bruce D. Barton

      ----------------           ---------------------------------------------

                                    Bruce D. Barton

                                    President


3959

                                   SCHEDULE 2

         Variable Annuity Contracts and Variable Life Insurance Policies

               Supported by Separate Accounts Listed on Schedule 1

                               As of July 15, 2000

LINCOLN VUL

LINCOLN CHOICEPLUS VARIABLE ANNUITY

LINCOLN CHOICEPLUS ACCESS VARIABLE ANNUITY

LINCOLN SVUL

LINCOLN CVUL

GROUP VARIABLE ANNUITY (GVA) I, II, III


         IN WITNESS WHEREOF, each of the parties hereto has caused this

Amendment to Schedule 2 to be executed in its name and behalf by its duly authorized officer on the date specified below.

                                DELAWARE GROUP PREMIUM FUND (Fund)

Date: 7-15-00                   By: /s/David K. Downes

     ----------------               -------------------------------------

                                      David K. Downes

                                      President and Chief Executive Officer

                               LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                                (Company)

Date: 7-15-00                   By: /s/Troy D. Panning

     ----------------               -------------------------------------

                                      Troy D. Panning

                                      CFO/2nd Vice President

                                DELAWARE DISTRIBUTORS, LP (Distributor)

                                by DELAWARE DISTRIBUTORS, INC. (General Parties)

Date: 7-15-00                   By: /s/Bruce D. Barton

     ----------------               -------------------------------------

                                      Bruce D. Barton

                                      President


                                  AMENDMENT TO

                                   SCHEDULE 2

         Variable Annuity Contracts and Variable Life Insurance Policies

               Supported by Separate Accounts Listed on Schedule 1

                                As of May 1, 2001

VUL I

LINCOLN VUL(DB)

LINCOLN VUL(CV)

LINCOLN VUL(CV2)

LINCOLN CHOICEPLUS VARIABLE ANNUITY

LINCOLN CHOICEPLUS ACCESS VARIABLE ANNUITY

LINCOLN CHOICEPLUS II

LINCOLN CHOICEPLUS II ACCESS

LINCOLN CHOICEPLUS ADVANCE

LINCOLN SVUL

LINCOLN SVUL II

LINCOLN CVUL III

GROUP VARIABLE ANNUITY (GVA) I, II, III

LINCOLN MONEY GUARD


                                  AMENDMENT TO

                                   SCHEDULE 4

           Series in the Fund Available to the Contracts and Policies

                              Listed on Schedule 2

                                As of May 1, 2001

Trend Series

Emerging Markets Series

Small Cap Value Series

High Yield Series

REIT Series

Devon Series

Growth & Income

Select Growth

Social Awareness

International Equity

U.S. Growth Series

         IN WITNESS WHEREOF, each of the parties hereto has caused this

Amendment to Schedules 2 and 4 to be executed in its name and behalf by its duly authorized officer on the date specified below.

                              DELAWARE GROUP PREMIUM FUND (Fund)

Date: 8/10/01                 By:  /s/ David K. Dolones

     -------------------          ---------------------------

                              Name:

                              Title: President/CEO/CFO

                              LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                              (Company)

Date: 8/10/01                 By:  /s/ Steven M. Kluever

     -------------------          ---------------------------

                                     Steven M. Kluever

                                     Second Vice President

                              DELAWARE DISTRIBUTORS, LP (Distributor)

                              by DELAWARE DISTRIBUTORS, INC. (General Parties)

Date: 8/10/01                 By:    /s/ Richard J. Flannery

     -------------------          ---------------------------

                              Name:  Richard J. Flannery

                              Title: President/CEO


                                     FORM OF

                      AMENDMENT TO PARTICIPATION AGREEMENT

     This Amendment to the Participation Agreement ("Agreement") dated the 15th day of October, 1999, as amended, between Delaware Group Premium Fund, Inc. a corporation organized under the laws of Maryland (the "Fund"), Lincoln Life &

Annuity Company of New York, a New York insurance company (the "Company") and

Delaware Distributors, LP, a Delaware limited partnership (the "Distributor") is effective as of May 1, 2003.

                                    AMENDMENT

     For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

     1.   Article I Sale of Fund Shares is amended by adding the following:

               SECTION 1.7.a.

               Any material errors in the calculation of the net asset value,

               dividends or capital gain information shall be reported

               immediately upon discovery to the Company.

               In the event of any material error in the calculation or

               communication of net asset value, dividends or capital gain information or any delay in the communication, the responsible party or parties shall reimburse the Company for any losses or reasonable costs incurred as a result of the error or delay,

               including but not limited to, amounts needed to make

               contractowners whole and reasonable administrative costs

               necessary to correct the error.

     2.   Article XII NOTICES. If to the Company is replaced with

               Lincoln Life & Annuity Company of New York

               1300 S. Clinton Street

               Fort Wayne, IN 46802

               Attn: Rise C. M. Taylor

                     Second Vice President

     3.   Schedule 2 of this Agreement shall be deleted and replaced with the attached Schedule 2.

     4.   Schedule 4 of this Agreement shall be deleted and replaced with the attached Schedule 4.

     5.   All other terms of the Agreement shall remain in full force and effect.


     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and behalf by its duly authorized officer on the date specified below.

                                  DELAWARE VIP TRUST (Fund)

Date:                             By:

     ----------------------            --------------------------------------

                                  Name:

                                  Title:

                                  LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                                  (Company)

Date:                             By:

     ----------------------           ---------------------------------------

                                           Rise C.M. Taylor

                                           Second Vice President

                                  DELAWARE DISTRIBUTORS, LP (Distributor) by

                                  DELAWARE DISTRIBUTORS, INC. (General Parties)

Date:                             By:

     ----------------------           ---------------------------------------

                                  Name:

                                  Title:


                                  AMENDMENT TO

                                   SCHEDULE 2

         Variable Annuity Contracts and Variable Life Insurance Policies

               Supported by Separate Accounts Listed on Schedule 1

                                As of May 1, 2003

VUL I

Lincoln VUL(DB)

Lincoln VUL(DB)-II

Lincoln VUL(CV)

Lincoln VUL(CV)-II

Lincoln VUL(CV)-III

Lincoln ChoicePlus Variable Annuity

Lincoln ChoicePlus Access Variable Annuity

Lincoln ChoicePlus II

Lincoln ChoicePlus II Access

Lincoln ChoicePlus II Bonus

Lincoln ChoicePlus II Advance

Lincoln ChoicePlus Assurance (B Share)

Lincoln ChoicePlus Assurance (C Share)

Lincoln ChoicePlus Assurance (L Share)

Lincoln ChoicePlus Assurance (Bonus)

Lincoln SVUL

Lincoln SVUL II

Lincoln SVUL III

Lincoln CVUL Series III

Lincoln Corporate Variable 4

Group Variable Annuity (GVA) I, II, III


                                  AMENDMENT TO

                                   SCHEDULE 4

           Series in the Fund Available to the Contracts and Policies

                              Listed on Schedule 2

                                As of May 1, 2003

Trend Series

Emerging Markets Series

Small Cap Value Series

High Yield Series

REIT Series

Large Cap Value

Select Growth

Social Awareness

International Equity

U.S. Growth Series

Diversified Income


                    AMENDMENT TO PARTICIPATION AGREEMENT

   This Amendment to the Participation Agreement ("Agreement") dated the 15th day of October, 1999, as amended, between Delaware Group Premium Fund, Inc. a corporation organized under the laws of Maryland (the "Fund"), Lincoln  Life

& Annuity Company of New York, a New York insurance company (the "Company")

and Delaware Distributors, LP, a Delaware limited partnership (the

"Distributor") is effective as of May 1, 2006.

                                AMENDMENT

   For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

   1.   Schedule 2 of this Agreement shall be deleted and replaced with the attached Schedule 2.

   2.   Schedule 4 of this Agreement shall be deleted and replaced with the attached Schedule 4.

   3.   All other terms of the Agreement shall remain in full force and effect.

   IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and behalf by its duly authorized officer on the date specified below.

                                 DELAWARE VIP TRUST (Fund)

Date: 11/6/07                    By: /s/ See Yeng Quek

     ------------------              ----------------------------

                                 Name:  See Yeng Quek

                                 Title: Executive Vice President

                                 LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                                 (Company)

Date: 12/21/07                   By: /s/ Kelly D. Clevenger

     ------------------              ----------------------------

                                     Kelly D. Clevenger

                                     Second Vice President

                                 DELAWARE DISTRIBUTORS, LP (Distributor) by

                                 DELAWARE DISTRIBUTORS, INC. (General Parties)

Date: 11/8/07                    By: /s/ Theodore K. Smith

     ------------------              ----------------------------

                                 Name:  Theodore K. Smith

                                 Title: President


                                AMENDMENT TO

                                 SCHEDULE 2

     Variable Annuity Contracts and Variable Life Insurance Policies

          Supported by Separate Accounts Listed on Schedule 1

                             As of May 1, 2006

Lincoln VUL I

Lincoln VUL(DB)

Lincoln VUL(DB) II

Lincoln VUL(DB) IV

Lincoln VUL(CV)

Lincoln VUL(CV) II

Lincoln VULFlex

Lincoln VUL(CV) III

Lincoln VUL(CV) IV

Lincoln VUL(ONE)

Lincoln VUL(ONE) 2005

Lincoln Momentum VUL(ONE)

Lincoln Momentum VUL(ONE)  2005

Lincoln Momentum SVUL(ONE)

Lincoln ChoicePlus Variable Annuity

Lincoln ChoicePlus Access Variable Annuity

Lincoln ChoicePlus II

Lincoln ChoicePlus II Access

Lincoln ChoicePlus II Bonus

Lincoln ChoicePlus II Advance

Lincoln ChoicePlus Assurance (B Share)

Lincoln ChoicePlus Assurance (C Share)

Lincoln ChoicePlus Assurance (L Share)

Lincoln ChoicePlus Assurance (Bonus)

Lincoln ChoicePlus Momentum Income Option

Lincoln SVUL

Lincoln SVUL II

Lincoln SVUL III

Lincoln SVUL IV

Lincoln SVUL(ONE)

Lincoln CVUL Series III

Lincoln Corporate Variable 4

Lincoln Corporate Variable 5

Group Variable Annuity (GVA) I, II, III

New York Director


                                AMENDMENT TO

                                 SCHEDULE 4

       Series in the Fund Available to the Contracts and Policies

                           Listed on Schedule 2

                            As of May 1, 2006

Trend Series

Emerging Markets Series

Small Cap Value Series

High Yield Series

REIT Series

Large Cap Value

Select Growth

Social Awareness

International Equity

U.S. Growth Series

Diversified Income

Capital Reserves Series

Value Series


                     AMENDMENT TO PARTICIPATION AGREEMENT

   This Amendment to the Participation Agreement ("Agreement") dated the 15th day of October, 1999, as amended, between Delaware VIP Trust (formerly

Delaware Group Premium Fund, Inc.), a statutory trust organized under the laws of Delaware (the "Fund"), Lincoln  Life & Annuity Company of New York, a

New York insurance company (the "Company") and Delaware Distributors, LP, a

Delaware limited partnership (the "Distributor") is effective as of October

1, 2006.

                                 AMENDMENT

   For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

  1.  Schedule 1 of this Agreement shall be deleted and replaced with the attached Schedule 1.

  2.  Schedule 2 of this Agreement shall be deleted and replaced with the attached Schedule 2.

  3.  All other terms of the Agreement shall remain in full force and effect.

   IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and behalf by its duly authorized officer on the date specified below.

                                   DELAWARE VIP TRUST (Fund)

Date: 11/2/07                      By: /s/ See Yeng Quek

     --------------                    -------------------------

                                   Name: See Yeng Quek

                                   Title: Executive Vice President

                                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                                   (Company)

Date: 12/21/07                     By: /s/ Kelly D. Clevenger

     --------------                    -------------------------

                                       Kelly D. Clevenger

                                       Second Vice President

                                   DELAWARE DISTRIBUTORS, LP (Distributor) by

                                   DELAWARE DISTRIBUTORS, INC., General Partner

Date:                              By: /s/ Theodore K. Smith

     --------------                    -------------------------

                                   Name:  Theodore K. Smith

                                   Title: President


                                  Schedule 1

       Separate Accounts of Lincoln Life & Annuity Company of New York

                            Investing in the Fund

                            As of October 1, 2006




SEPARATE ACCOUNT                                                            DATE CREATED

----------------                                                            ------------


Lincoln Life & Annuity Variable Annuity Separate Account L                  July 24, 1996

Lincoln Life & Annuity Flexible Premium Variable Life Account M             November 24, 1997

Lincoln New York Separate Account N for Variable Annuities                  March 11, 1999

LLANY Separate Account R for Flexible Premium Variable Life Insurance       January 29, 1998

LLANY Separate Account S for Flexible Premium Variable Life Insurance       March 2, 1999

LNY Separate Account 401 for Group Annuities                                April 20, 2004

Lincoln Life & Annuity Flexible Premium Variable Life Account Z             June 21, 2006


                               AMENDMENT TO

                                SCHEDULE 2

     Variable Annuity Contracts and Variable Life Insurance Policies

           Supported by Separate Accounts Listed on Schedule 1

                            As of October 1, 2006

Lincoln VUL I

Lincoln VUL(DB)

Lincoln VUL(DB) II

Lincoln VUL(DB) IV

Lincoln VUL(CV)

Lincoln VUL(CV) II

Lincoln VULFlex

Lincoln VUL(CV) III

Lincoln VUL(CV) IV

Lincoln VUL(ONE)

Lincoln VUL(ONE) 2005

Lincoln Momentum VUL(ONE)

Lincoln Momentum VUL(ONE) 2005

Lincoln Momentum SVUL(ONE)

Lincoln ChoicePlus Variable Annuity

Lincoln ChoicePlus Access Variable Annuity

Lincoln ChoicePlus II

Lincoln ChoicePlus II Access

Lincoln ChoicePlus II Bonus

Lincoln ChoicePlus II Advance

Lincoln ChoicePlus Assurance (A Share)

Lincoln ChoicePlus Assurance (B Share)

Lincoln ChoicePlus Assurance (C Share)

Lincoln ChoicePlus Assurance (L Share)

Lincoln ChoicePlus Assurance (Bonus)

Lincoln ChoicePlus Momentum Income Option

Lincoln ChoicePlus Design

Lincoln SVUL

Lincoln SVUL II

Lincoln SVUL III

Lincoln SVUL IV

Lincoln SVUL(ONE)

Lincoln CVUL Series III

Lincoln Corporate Variable 4

Lincoln Corporate Variable 5

Group Variable Annuity (GVA) I, II, III

New York Director

Lincoln Corporate Private Solution


                    AMENDMENT TO PARTICIPATION AGREEMENT

   This Amendment to the Participation Agreement ("Agreement") dated the 15th day of October, 1999, as amended, between Delaware VIP Trust (formerly

Delaware Group Premium Fund, Inc.), a statutory trust organized under the laws of Delaware (the "Fund"), Lincoln  Life & Annuity Company of New York, a

New York insurance company (the "Company") and Delaware Distributors, LP, a

Delaware limited partnership (the "Distributor") is effective as of April 2,

2007, regardless of when executed.

                                  AMENDMENT

   WHEREAS, a merger of Lincoln Life & Annuity Company of New York and

Jefferson Pilot LifeAmerica Insurance Company ("JPLA") is expected to occur on or about April 2, 2007;

   WHEREAS, effective on or about April 2, 2007, JPLA will change its state of domicile from New Jersey to New York and will change its name to Lincoln

Life & Annuity Company of New York;

   NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to amend the

Agreement as follows:

   ASSIGNMENT. The parties consent to an assignment of the responsibilities of the former Lincoln Life & Annuity Company of New York under this Agreement to the new Lincoln Life & Annuity Company of New York.

   IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and behalf by its duly authorized officer on the date specified below.

                                   DELAWARE VIP TRUST (Fund)

Date: 11/2/07                      By: /s/ See Yeng Quek

      ---------------                  ----------------------

                                   Name:  See Yeng Quek

                                   Title: Executive Vice President

                                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                                   (Company)

Date: 12/21/07                     By: /s/ Kelly D. Clevenger

      ---------------                  ----------------------

                                       Kelly D. Clevenger

                                       Second Vice President

                                   DELAWARE DISTRIBUTORS, LP (Distributor) by

                                   DELAWARE DISTRIBUTORS, INC., General Partner

Date:                              By: /s/ Theodore K. Smith

      ---------------                  ----------------------

                                   Name:  Theodore K. Smith

                                   Title: President




                     AMENDMENT TO FUND PARTICIPATION AGREEMENT

                                    BETWEEN

                              DELAWARE VIP TRUST

                         DELAWARE MANAGEMENT COMPANY

                         DELAWARE DISTRIBUTORS, L.P.

                                     AND

                    LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

     This Amendment is made this 1st day of March, 2009 by and between

Delaware VIP Trust (the "Trust"), Delaware Management Company, a series of

Delaware Management Business Trust (the "Adviser"), Delaware Distributors,

L.P. (the "Distributor") and Lincoln Life & Annuity Company of New York (the

"Company").

                                 WITNESSETH:

     WHEREAS, the Trust, the Adviser, the Distributor and the Company entered into a Fund Participation Agreement dated October 15, 1999 (the "Agreement");

and

     WHEREAS, the parties to the Agreement have determined to amend said

Agreement to insert a new section to the Agreement relating to processing orders via the National Securities Clearing Corporation ("NSCC"); and;

     WHEREAS, the parties have agreed to amend the Agreement to revise the list of separate accounts for which Funds are made available under the

Agreement, as set forth in the attached Schedule 1;

     WHEREAS, the parties have agreed to amend the Agreement to revise the list of variable annuity products and variable life policies investing in the funds on Schedule 2;

     WHEREAS, the parties desire to memorialize the amendment to the

Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, and intending to be legally bound, the Agreement shall be amended as follows:

     1. A new Paragraph 1.10 shall be added to Article I as follows:

     "1.10 The Trust, the Adviser, the Distributor and the Company intend that communications, processing and settlement of purchase and redemption transactions for Shares (collectively, "Share transactions") shall occur via the Fund/SERV and Networking systems of the National Securities

     Clearing Corporation (hereinafter, "NSCC").  Distributor represents and warrants that it or one of its affiliates:  (a) has entered into an agreement or agreements with NSCC to process transactions via Fund/SERV and

     Networking, (b) has met and will continue to meet all of the requirements to participate in Fund/SERV and Networking, and (c) intends to remain at all times in compliance with the then-current rules and procedures of NSCC,

     all to the extent necessary or appropriate to facilitate such communications, processing, and settlement of Share transactions.  The

     Company represents that one or more of its affiliates or its designee (a)

     has entered into an agreement or agreements with NSCC to process transactions via Fund/SERV and Networking and (b) has met and will continue to meet all of the requirements to participate in Fund/SERV and Networking,

     and (c) intends to remain at all times in compliance with the then-current rules and procedures of NSCC, all to the extent necessary or appropriate to facilitate such communications, processing, and settlement of Share transactions.  Distributor or Trust agrees to provide the Company or such other


     entity as the Company directs with account positions and activity data relating to Share transactions via Networking.  The Company shall pay for

     Shares in the manner and within the time as required by the Fund/SERV and

     Networking rules.

     For purposes of this Agreement, "Fund/SERV" shall mean NSCC's system for automated, centralized processing of mutual fund purchase and redemption orders, settlement, and account registration.  "Networking" shall mean

     NSCC's (Level Zero) system that allows mutual funds and life insurance companies to exchange account level information electronically.  In all cases, processing and settlement of Share transactions shall be done in a manner consistent with applicable law.

     In the event that any party is prohibited or unable to communicate,

     process or settle Share transactions via Fund/SERV or Networking, such party shall provide prompt notice to the other parties.  After all parties have been notified, the original provisions contained in the Agreement regarding process or settlement of Share transactions shall apply.

     2. Schedules 1 and 2 of the Agreement are amended and replaced with the attached Schedules 1 and 2.

     3. Except as provided herein, the terms and conditions contained in the

     Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this

Amendment as of the date set forth above.

LINCOLN LIFE & ANNUITY                      DELAWARE VIP TRUST

COMPANY OF NEW YORK

By: /s/ Daniel R. Hayes                     By: /s/ Patrick P. Coyne

    -------------------                         --------------------

Name: Daniel R. Hayes                       Name: Patrick P. Coyne

Title: Vice President                       Title: President

DELAWARE DISTRIBUTORS, L.P.                 DELAWARE MANAGEMENT COMPANY,

                                            A SERIES OF DELAWARE MANAGEMENT

                                            BUSINESS TRUST

By:  /s/ Theodore K. Smith                  By:  /s/ J. Scott Coleman

     ---------------------                       --------------------

Name: Theodore K. Smith                     Name: J. Scott Coleman

Title: President                            Title: Executive Vice President


                                   Schedule 1

        Separate Accounts of Lincoln Life & Annuity Company of New York

                              Investing in the Fund

                                As of March, 2009




SEPARATE ACCOUNT                                                          DATE CREATED

----------------                                                          ------------


Lincoln Life & Annuity Variable Annuity Separate Account L                July 24, 1996

Lincoln Life & Annuity Flexible Premium Variable Life Account M           November 24, 1997

Lincoln New York Separate Account N for Variable Annuities                March 11, 1999

LLANY Separate Account R for Flexible Premium Variable Life Insurance     January 29, 1998

LLANY Separate Account S for Flexible Premium Variable Life Insurance     March 2, 1999

LNY Separate Account 401 for Group Annuities                              April 20, 2004

Lincoln Life & Annuity Flexible Premium Variable Life Account Z           June 21, 2006

Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B




                                 AMENDMENT TO

                                  SCHEDULE 2

       Variable Annuity Contracts and Variable Life Insurance Policies

              Supported by Separate Accounts Listed on Schedule 1

                             As of March 1, 2009

VARIABLE ANNUITY CONTRACTS

Lincoln ChoicePlus

Lincoln ChoicePlus Access

Lincoln ChoicePlus II

Lincoln ChoicePlus II Access

Lincoln ChoicePlus II Bonus

Lincoln ChoicePlus II Advance

Lincoln ChoicePlus Assurance (A Share/Class)

Lincoln ChoicePlus Assurance (B Share)

Lincoln ChoicePlus Assurance (B Class)

Lincoln ChoicePlus Assurance (C Share)

Lincoln ChoicePlus Assurance (L Share)

Lincoln ChoicePlus Assurance (Bonus)

Lincoln ChoicePlus Assurance (A Share/Class) i4LIFE(R) Advantage (New York)

Lincoln ChoicePlus Assurance (B Share/Class) i4LIFE(R) Advantage (New York)

Lincoln ChoicePlus Assurance (Design) i4LIFE(R) Advantage (New York)

Lincoln ChoicePlus Momentum Income Option

Lincoln ChoicePlus Design

Group Variable Annuity (GVA) I, II, III

New York Director

Lincoln American Legacy Retirement

VARIABLE LIFE INSURANCE POLICIES

Lincoln VUL I

Lincoln VUL(DB)

Lincoln VUL(DB) II

Lincoln VUL(DB) IV

Lincoln VUL(DB)

Lincoln VUL(CV) II

Lincoln VULFlex

Lincoln VUL(CV) III

Lincoln VUL(CV) IV

Lincoln VUL(ONE)

Lincoln VUL(ONE) 2005

Lincoln VUL(ONE) 2007

Lincoln Momentum VULONE

Lincoln Momentum VULONE 2005

Lincoln Momentum SVULONE

Lincoln SVUL

Lincoln SVUL II

Lincoln SVUL III

Lincoln SVUL IV

Lincoln SVUL(ONE)

Lincoln SVUL(ONE) 2007

Lincoln CVUL Series III


Lincoln Corporate Variable 4

Lincoln Corporate Variable 5

Lincoln Corporate Private Solution

Lincoln AssetEdge VUL

Lincoln Corporate Commitment VUL

Lincoln Ensemble II VUL


                    AMENDMENT TO FUND PARTICIPATION AGREEMENT

                                     BETWEEN

                               DELAWARE VIP TRUST

                           DELAWARE MANAGEMENT COMPANY

                           DELAWARE DISTRIBUTORS, L.P.

                                       AND

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

         This Amendment is made this 1st day of May, 2011 by and between

Delaware VIP Trust (the "Trust"), Delaware Management Company, a series of

Delaware Management Business Trust (the "Adviser"), Delaware Distributors, L.P.

(the "Distributor") and Lincoln Life & Annuity Company of New York (the

"Company").

                                   WITNESSETH:

         WHEREAS, the Trust, the Adviser, the Distributor and the Company

entered into a Fund Participation Agreement dated October 15, 1999 (the

"Agreement"); and

         WHEREAS, the parties have agreed to amend the Agreement to revise the list of variable annuity products and variable life policies investing in the funds on Schedule 2;

         WHEREAS, the parties desire to memorialize the amendment to the

Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, and intending to be legally bound, the Agreement shall be amended as follows:

     1. Schedules 1 and 2 of the Agreement are amended and replaced with the attached Schedules 1 and 2.

     2. Except as provided herein, the terms and conditions contained in the

     Agreement shall remain in full force and effect.

  IN WITNESS WHEREOF, the parties hereto have executed and delivered this

  Amendment as of the date set forth above.

LINCOLN LIFE & ANNUITY                 DELAWARE VIP TRUST

COMPANY OF NEW YORK

By:/s/ Daniel R. Hayes                 By: /s/ Patrick P. Coyne

Name:    Daniel R. Hayes               Name:    Patrick P. Coyne

Title:   Vice President                Title:  President


DELAWARE DISTRIBUTORS, L.P.            DELAWARE MANAGEMENT COMPANY,

                                       A SERIES OF DELAWARE MANAGEMENT BUSINESS

                                       TRUST

                                       By:  /s/ Patrick P. Coyne

By:  /s/ Theodore K. Smith

Name:    Theodore K. Smith             Name:    Patrick P. Coyne

Title:  Executive Vice President       Title:  President


                                   Schedule 1

         Separate Accounts of Lincoln Life & Annuity Company of New York

                              Investing in the Fund

                                As of May 1, 2011




SEPARATE ACCOUNT                                                                DATE CREATED

----------------                                                                ------------


Lincoln Life & Annuity Variable Annuity Separate Account L                      July 24, 1996

Lincoln Life & Annuity Flexible Premium Variable Life Account M                 November 24, 1997

Lincoln New York Separate Account N for Variable Annuities                      March 11, 1999

LLANY Separate Account R for Flexible Premium Variable Life Insurance           January 29, 1998

LLANY Separate Account S for Flexible Premium Variable Life Insurance           March 2, 1999

LNY Separate Account 401 for Group Annuities                                    April 20, 2004

Lincoln Life & Annuity Flexible Premium Variable Life Account Z                 June 21, 2006

Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B              March 2, 1994




                                  AMENDMENT TO

                                   SCHEDULE 2

         Variable Annuity Contracts and Variable Life Insurance Policies

               Supported by Separate Accounts Listed on Schedule 1

                                As of May 1, 2011

VARIABLE ANNUITY CONTRACTS

--------------------------

Lincoln ChoicePlus

Lincoln ChoicePlus Access

Lincoln ChoicePlus II

Lincoln ChoicePlus II Access

Lincoln ChoicePlus II Bonus

Lincoln ChoicePlus II Advance

Lincoln ChoicePlus Assurance (A Share/Class)

Lincoln ChoicePlus Assurance (B Share)

Lincoln ChoicePlus Assurance (B Class)

Lincoln ChoicePlus Assurance (C Share)

Lincoln ChoicePlus Assurance (L Share)

Lincoln ChoicePlus Assurance (Bonus)

Lincoln ChoicePlus Assurance (A Share/Class) i4LIFE(R) Advantage (New York)

Lincoln ChoicePlus Assurance (B Share/Class) i4LIFE(R) Advantage (New York)

Lincoln ChoicePlus Assurance (Design) i4LIFE(R) Advantage (New York)

Lincoln ChoicePlus Momentum Income Option

Lincoln ChoicePlus Signature

Lincoln ChoicePlus Design

Lincoln InvestmentSolutions

Group Variable Annuity (GVA) I, II, III

New York Director

Lincoln American Legacy Retirement

VARIABLE LIFE INSURANCE POLICIES

--------------------------------

Lincoln VUL I

Lincoln VUL(DB)

Lincoln VUL(DB) II

Lincoln VUL(DB) IV

Lincoln VUL(DB)

Lincoln VUL(CV) II

Lincoln VULFlex

Lincoln VUL(CV) III

Lincoln VUL(CV) IV

Lincoln VUL(ONE)

Lincoln VUL(ONE) 2005

Lincoln VUL(ONE) 2007

Lincoln VUL(ONE) 2010

Lincoln Momentum VUL(ONE)

Lincoln Momentum VUL(ONE) 2005

Lincoln Momentum SVUL(ONE)

Lincoln SVUL

Lincoln SVUL II

Lincoln SVUL III

Lincoln SVUL IV


Lincoln SVUL(ONE)

Lincoln SVUL(ONE) 2007

Lincoln CVUL Series III

Lincoln Corporate Variable 4

Lincoln Corporate Variable 5

Lincoln Corporate Private Solution

Lincoln AssetEdge VUL

Lincoln Corporate Commitment VUL

Lincoln Ensemble II VUL

Lincoln Private Placement VUL


                    AMENDMENT TO FUND PARTICIPATION AGREEMENT

                                     BETWEEN

                               DELAWARE VIP TRUST

                           DELAWARE MANAGEMENT COMPANY

                           DELAWARE DISTRIBUTORS, L.P.

                                       AND

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

         This Amendment is made this 31st day of October, 2011 by and between

Delaware VIP Trust (the "Trust"), Delaware Management Company, a series of

Delaware Management Business Trust (the "Adviser"), Delaware Distributors, L.P.

(the "Distributor") and Lincoln Life & Annuity Company of New York (the

"Company").

                                   WITNESSETH:

         WHEREAS, the Trust, the Adviser, the Distributor and the Company

entered into a Fund Participation Agreement dated October 15, 1999 (the

"Agreement"); and

         WHEREAS, the parties have agreed to amend the Agreement to revise the list of separate accounts investing in the funds on Schedule 1;

         WHEREAS, the parties have agreed to amend the Agreement to revise the list of variable annuity products and variable life policies investing in the funds on Schedule 2;

         WHEREAS, the parties desire to memorialize the amendment to the

Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, and intending to be legally bound, the Agreement shall be amended as follows:

         3. Schedules 1 and 2 of the Agreement are amended and replaced with the attached Schedules 1 and 2.

         4. Except as provided herein, the terms and conditions contained in the

         Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this

     Amendment as of the date set forth above.

LINCOLN LIFE & ANNUITY                                  DELAWARE VIP TRUST

COMPANY OF NEW YORK

By:/s/ Daniel R. Hayes                  By: /s/ Patrick P. Coyne

Name:    Daniel R. Hayes                Name:    Patrick P. Coyne

Title:   Vice President                 Title:  President


DELAWARE DISTRIBUTORS, L.P.             DELAWARE MANAGEMENT COMPANY,

                                        A SERIES OF DELAWARE MANAGEMENT BUSINESS

                                        TRUST

                                        By:  /s/ David P. O'Connor

By:  /s/ J. Scott Coleman

Name:    J. Scott Coleman               Name:    David P. O'Connor

Title:   President                      Title:   Senior Vice President


                                   Schedule 1

         Separate Accounts of Lincoln Life & Annuity Company of New York

                              Investing in the Fund

                             As of October 31, 2011




SEPARATE ACCOUNT                                                                DATE CREATED

----------------                                                                ------------


Lincoln Life & Annuity Variable Annuity Separate Account L                      July 24, 1996

Lincoln Life & Annuity Flexible Premium Variable Life Account M                 November 24, 1997

Lincoln New York Separate Account N for Variable Annuities                      March 11, 1999

LLANY Separate Account R for Flexible Premium Variable Life Insurance           January 29, 1998

LLANY Separate Account S for Flexible Premium Variable Life Insurance           March 2, 1999

LNY Separate Account 401 for Group Annuities                                    April 20, 2004

Lincoln Life & Annuity Flexible Premium Variable Life Account Z                 June 21, 2006

Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B              March 2, 1994

Lincoln Life & Annuity Variable Annuity Account C                               July 1, 2011




                                   SCHEDULE 2

         Variable Annuity Contracts and Variable Life Insurance Policies

               Supported by Separate Accounts Listed on Schedule 1

                             As of October 31, 2011

VARIABLE ANNUITY CONTRACTS

--------------------------

Lincoln ChoicePlus

Lincoln ChoicePlus Access

Lincoln ChoicePlus II

Lincoln ChoicePlus II Access

Lincoln ChoicePlus II Bonus

Lincoln ChoicePlus II Advance

Lincoln ChoicePlus Assurance (A Share/Class)

Lincoln ChoicePlus Assurance (B Share)

Lincoln ChoicePlus Assurance (B Class)

Lincoln ChoicePlus Assurance (C Share)

Lincoln ChoicePlus Assurance (L Share)

Lincoln ChoicePlus Assurance (Bonus)

Lincoln ChoicePlus Assurance (A Share/Class) i4LIFE(R) Advantage (New York)

Lincoln ChoicePlus Assurance (B Share/Class) i4LIFE(R) Advantage (New York)

Lincoln ChoicePlus Assurance (Design) i4LIFE(R) Advantage (New York)

Lincoln ChoicePlus Momentum Income Option

Lincoln ChoicePlus Signature

Lincoln ChoicePlus Design Lincoln ChoicePlus Fusion

Lincoln InvestmentSolutions

Group Variable Annuity (GVA) I, II, III

New York Director

Lincoln American Legacy Retirement

Multi-Fund 5 Retirement Annuity

VARIABLE LIFE INSURANCE POLICIES

--------------------------------

Lincoln VUL I

Lincoln VUL(DB)

Lincoln VUL(DB) II

Lincoln VUL(DB) IV

Lincoln VUL(DB)

Lincoln VUL(CV) II

Lincoln VULFlex

Lincoln VUL(CV) III

Lincoln VUL(CV) IV

Lincoln VUL(ONE)

Lincoln VUL(ONE) 2005

Lincoln VUL(ONE) 2007

Lincoln VUL(ONE) 2010

Lincoln Momentum VUL(ONE)

Lincoln Momentum VUL(ONE) 2005

Lincoln Momentum SVUL(ONE)

Lincoln SVUL

Lincoln SVUL II

Lincoln SVUL III


Lincoln SVUL IV

Lincoln SVUL(ONE)

Lincoln SVUL(ONE) 2007

Lincoln CVUL Series III

Lincoln Corporate Variable 4

Lincoln Corporate Variable 5

Lincoln Corporate Private Solution

Lincoln AssetEdge VUL

Lincoln Corporate Commitment VUL

Lincoln Ensemble II VUL

Lincoln Private Placement VUL


                   AMENDMENT TO FUND PARTICIPATION AGREEMENT

                                    BETWEEN

                               DELAWARE VIP TRUST

                          DELAWARE MANAGEMENT COMPANY

                          DELAWARE DISTRIBUTORS, L.P.

                                      AND

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

      This Amendment is made this 1st day of July, 2013 by and between Delaware

VIP Trust (the "Trust"), Delaware Management Company, a series of Delaware

Management Business Trust (the "Adviser"), Delaware Distributors, L.P. (the

"Distributor") and Lincoln Life & Annuity Company of New York (the "Company").

                                  WITNESSETH:

      WHEREAS, the Trust, the Adviser, the Distributor and the Company entered into a Fund Participation Agreement dated October 15, 1999 (the "Agreement");

and

      WHEREAS, the parties have agreed to amend the Agreement to revise the list of variable annuity products and variable life policies investing in the funds on Schedule 2;

      WHEREAS, the parties desire to memorialize the amendment to the Agreement.

      NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, and intending to be legally bound, the Agreement shall be amended as follows:

      1. Schedule 2 of the Agreement is amended and replaced with the attached

Schedule 2.

      2. Except as provided herein, the terms and conditions contained in the

Agreement shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have executed and delivered this

   Amendment as of the date set forth above.

LINCOLN LIFE & ANNUITY            DELAWARE VIP TRUST

COMPANY OF NEW YORK

By: /s/ Daniel R. Hayes           By: /s/ Patrick P. Coyne

    ---------------------             --------------------

Name: Daniel R. Hayes             Name: Patrick P. Coyne

Title: Vice President             Title: President


DELAWARE DISTRIBUTORS, L.P.       DELAWARE MANAGEMENT COMPANY,

                                  A SERIES OF DELAWARE MANAGEMENT BUSINESS

                                  TRUST

By: /s/ J. Scott Coleman          By: /s/ Patrick P. Coyne

    ----------------------            --------------------

Name:    J. Scott Coleman         Name: Patrick P. Coyne

Title:   President                Title:  President


                                   SCHEDULE 2

        Variable Annuity Contracts and Variable Life Insurance Policies

              Supported by Separate Accounts Listed on Schedule 1

                               As of July 1, 2013

VARIABLE ANNUITY CONTRACTS

Lincoln ChoicePlus

Lincoln ChoicePlus Access

Lincoln ChoicePlus II

Lincoln ChoicePlus II Access

Lincoln ChoicePlus II Bonus

Lincoln ChoicePlus II Advance

Lincoln ChoicePlus Assurance (A Share/Class)

Lincoln ChoicePlus Assurance (B Share)

Lincoln ChoicePlus Assurance (B Class)

Lincoln ChoicePlus Assurance (C Share)

Lincoln ChoicePlus Assurance (L Share)

Lincoln ChoicePlus Assurance (Bonus)

Lincoln ChoicePlus Assurance (A Share/Class) i4LIFE(R) Advantage (New York)

Lincoln ChoicePlus Assurance (B Share/Class) i4LIFE(R) Advantage (New York)

Lincoln ChoicePlus Assurance (Design) i4LIFE(R) Advantage (New York)

Lincoln ChoicePlus Assurance (Prime)

Lincoln ChoicePlus Assurance (Series)

Lincoln ChoicePlus Momentum Income Option

Lincoln ChoicePlus Signature

Lincoln ChoicePlus Design

Lincoln ChoicePlus Fusion

Lincoln InvestmentSolutions

Group Variable Annuity (GVA) I, II, III

New York Director

Lincoln American Legacy Retirement

Multi-Fund 5 Retirement Annuity

VARIABLE LIFE INSURANCE POLICIES

Lincoln VUL I

Lincoln VUL(DB)

Lincoln VUL(DB) II

Lincoln VUL(DB) IV

Lincoln VUL(DB)

Lincoln VUL(CV) II

Lincoln VULFlex

Lincoln VUL(CV) III

Lincoln VUL(CV) IV

Lincoln VUL(ONE)

Lincoln VUL(ONE) 2005

Lincoln VUL(ONE) 2007

Lincoln VUL(ONE) 2010

Lincoln Momentum VUL(ONE)

Lincoln Momentum VUL(ONE) 2005

Lincoln Momentum SVUL(ONE)

Lincoln SVUL


Lincoln SVUL II

Lincoln SVUL III

Lincoln SVUL IV

Lincoln SVUL(ONE)

Lincoln SVUL(ONE) 2007

Lincoln CVUL Series III

Lincoln Corporate Variable 4

Lincoln Corporate Variable 5

Lincoln Corporate Private Solution

Lincoln AssetEdge VUL

Lincoln Corporate Commitment VUL

Lincoln Ensemble II VUL

Lincoln Private Placement VUL


                   AMENDMENT TO FUND PARTICIPATION AGREEMENT

                                    BETWEEN

                               DELAWARE VIP TRUST

                          DELAWARE MANAGEMENT COMPANY

                          DELAWARE DISTRIBUTORS, L.P.

                                      AND

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

     This Amendment is made this 1st day of May, 2014 by and between Delaware

VIP Trust (the "Trust"), Delaware Management Company, a series of Delaware

Management Business Trust (the "Adviser"), Delaware Distributors, L.P. (the

"Distributor") and Lincoln Life & Annuity Company of New York (the "Company").

                                  WITNESSETH:

     WHEREAS, the Trust, the Adviser, the Distributor and the Company entered into a Fund Participation Agreement dated October 15, 1999 (the "Agreement");

and

     WHEREAS, the parties have agreed to amend the Agreement to revise the list of variable annuity products and variable life policies investing in the funds on Schedule 2;

     WHEREAS, the parties desire to memorialize the amendment to the Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, and intending to be legally bound, the Agreement shall be amended as follows:

     1.     Schedule 2 of the Agreement is amended and replaced with the attached Schedule 2.

     2.     Except as provided herein, the terms and conditions contained in the

     Agreement shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have executed and delivered this

   Amendment as of the date set forth above.

LINCOLN LIFE & ANNUITY           DELAWARE VIP TRUST

COMPANY OF NEW YORK

By:    /s/ Daniel R. Hayes       By:    /s/ Patrick P. Coyne

       -------------------              ----------------------

Name:  Daniel R. Hayes           Name:  Patrick P. Coyne

Title: Vice President            Title: President


DELAWARE DISTRIBUTORS, L.P.      DELAWARE MANAGEMENT COMPANY,

                                 A SERIES OF DELAWARE MANAGEMENT BUSINESS

                                 TRUST

By:    /s/ J. Scott Coleman      By:    /s/ Patrick P. Coyne

       --------------------             ----------------------

Name:  J. Scott Coleman          Name:  Patrick P. Coyne

Title: President                 Title: President


                                   SCHEDULE 2

        Variable Annuity Contracts and Variable Life Insurance Policies

              Supported by Separate Accounts Listed on Schedule 1

                               As of May 1, 2014

VARIABLE ANNUITY CONTRACTS

Lincoln ChoicePlus

Lincoln ChoicePlus Access

Lincoln ChoicePlus II

Lincoln ChoicePlus II Access

Lincoln ChoicePlus II Bonus

Lincoln ChoicePlus II Advance

Lincoln ChoicePlus Assurance (A Share/Class)

Lincoln ChoicePlus Assurance (B Share)

Lincoln ChoicePlus Assurance (B Class)

Lincoln ChoicePlus Assurance (C Share)

Lincoln ChoicePlus Assurance (L Share)

Lincoln ChoicePlus Assurance (Bonus)

Lincoln ChoicePlus Assurance (A Share/Class) i4LIFE(R) Advantage (New York)

Lincoln ChoicePlus Assurance (B Share/Class) i4LIFE(R) Advantage (New York)

Lincoln ChoicePlus Assurance (Design) i4LIFE(R) Advantage (New York)

Lincoln ChoicePlus Assurance (Prime)

Lincoln ChoicePlus Assurance (Series)

Lincoln ChoicePlus Momentum Income Option

Lincoln ChoicePlus Signature

Lincoln ChoicePlus Design

Lincoln ChoicePlus Fusion

Lincoln InvestmentSolutions

Lincoln Investor Advantage(SM)

Lincoln Investor Advantage(SM) Fee-Based

Lincoln Investor Advantage(SM) RIA

Group Variable Annuity (GVA) I, II, III

New York Director

Lincoln American Legacy Retirement

Multi-Fund 5 Retirement Annuity


VARIABLE LIFE INSURANCE POLICIES

Lincoln VUL I

Lincoln VUL(DB)

Lincoln VUL(DB) II

Lincoln VUL(DB) IV

Lincoln VUL(DB)

Lincoln VUL(CV) II

Lincoln VULFlex

Lincoln VUL(CV) III

Lincoln VUL(CV) IV

Lincoln VUL(ONE)

Lincoln VUL(ONE) 2005

Lincoln VUL(ONE) 2007

Lincoln VUL(ONE) 2010

Lincoln Momentum VUL(ONE)

Lincoln Momentum VUL(ONE) 2005

Lincoln Momentum SVUL(ONE)

Lincoln SVUL

Lincoln SVUL II

Lincoln SVUL III

Lincoln SVUL IV

Lincoln SVUL(ONE)

Lincoln SVUL(ONE) 2007

Lincoln CVUL Series III

Lincoln Corporate Variable 4

Lincoln Corporate Variable 5

Lincoln Corporate Private Solution

Lincoln AssetEdge VUL

Lincoln Corporate Commitment VUL

Lincoln Ensemble II VUL

Lincoln Private Placement VUL